AGREEMENT


          AGREEMENT dated July 16, 2004 between Nathaniel Energy Corporation, a Delaware corporation ("NEC"), and L & R Energy Company, LLC, a New York limited liability company ("L & R").

          WHEREAS, NEC and L & R were parties to that certain Gasifier Supply and Start-Up Agreement dated October 28, 2003 (the "Gasifier Agreement").

          WHEREAS, on July 1,2004, NEC served notice of termination of the Gasifier Agreement on L & R.

          WHEREAS, NEC and L & R are contemporaneously herewith entering into that certain contract dated July 16, 2004 (the "Accord") between Ecoidea S.R.L., Electronic Solar, European Waste Solutions, Inc., L & R and NEC.

          WHEREAS, NEC and L & R wish to release certain outstanding claims which they each have, or may have, in connection with the Gasifier Agreement, on the terms set forth herein.

          WHEREAS, the parties desire to rescind the termination of the Gasifier Agreement and reinstate the Gasifier Agreement as amended hereby, on the terms set forth harem.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and the agreements and covenants of the patties set forth herein, it is hereby agreed as follows:

          1. Recission of Termination.
             ------------------------

               (a) The termination of the Gasifier Agreement is hereby rescinded, and the Gasifier Agreement is hereby reinstated and in full force and effect as if it had never been terminated, as amended hereby, and subject to the Accord.

               (b) NEC's agreement to rescind the termination of the Gasifier Agreement is made upon substantial and material reliance on the execution and delivery of the Accord by all parties thereto and the enforceability of the Accord against all parties thereto.

          2. Amendments to the Gasifier Agreement. The Gasifier Agreement is hereby amended to add the following Section to Article 3 of the Gasifier Agreement.

          "3.4 Conditions to NEC's Performance. NEC's performance of its duties and obligations under this Article 3 is conditioned upon all other parties which are involved in the development, completion and start-up of the Works, timely performing their respective duties, obligations and/or responsibilities at, and with respect to, the Works, which are necessary to be done in order for NEC to be able to perform any or all of its duties and obligations under this Section 3."

          3. Representation. L & R hereby represents and warrants that it has not breached or violated any of the provisions of Section 7.4 of the Gasifier Agreement in any manner.

          4. Release.

               (a) For the purposes of this Section 4, each of NEC and L & R shall be referred to as the "Releasor" in the context of the releasing party, and the "Releasee" in the context of the party being released.

               (b) Each of NEC and L & R., respectively,  as "Releasor",  hereby discharges the other, as "Releasee", the Releasee, Releasee's heirs, executors, administrators, successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against the Release, the Releasor, Releasor's heirs, executors, administrators, successors and assigns ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatever from the beginning of the world to the day of the date hereof, arising under the Gasifier Agreement or the transaction to which the Gasifier Agreement relates.

               (c) The provisions of Section 4(b) notwithstanding the releases set forth in Section 4(b) shall be null and void and of no force nor effect ab initio if the start up of the Works as set forth in that certain Agreement to Definition of Start-Up dated July 29, 2004, between Ecoidea S.R,L., Electronic Solar, European Waste Solutions, Inc., L & R and NEC does not occur on a timely basis for any reason.

          5. Press Releases. L &R shall have the right to approve the press release of NEC relating to L & R and this matter, prior to distribution thereof; provided however that NEC shall be entitled to make any disclosure that it is required to make to meet its obligations under applicable securities laws, rules and regulations.

         6. Conflict. To the extent that the terms and provisions of the Accord or any schedules, exhibits or attachments conflicts with the terms and provisions of this Agreement or the Gasifier Agreement as amended hereby, the terms of the Accord and any schedules, exhibits, or attachments thereto, shall govern.

          7. Force and Effect. The Gasifier Agreement, as amended hereby, shall be in full force and effect.

          IN WITNESS WHEREOF, the undersigned have duly caused this agreement to be executed as of the date first above written.

                                          NATHANIEL ENERGY CORPORATION


                                          By: /s/ Dennis Pungitore
                                             --------------------------------
                                          Name: Dennis Pungitore
                                               ------------------------------
                                          Title: Vice President Operations
                                                -----------------------------


                                          L & R ENERGY COMPANY, LLC



                                          By: /s/ Richard L. Franks
                                             --------------------------------
                                          Name: Richard L. Franks
                                               ------------------------------
                                          Title: Member
                                                -----------------------------

                            L & R Energy Company, LLC
                           8821 S. Blue Mountain Place
                            Highlands Ranch, CO 80126


July 16,2004

Nathaniel Energy Corporation
8001 South InterPort Blvd., Suite 260
Englewood, CO 80112

Subject:  L&R Energy Company / Nathaniel  Energy  Corporation -- Gasifier Supply
          and  Start-Up   Agreement   dated  28  October  2003   relating  to  a
          co-generation waste-to-energy plant in Cologna Veneta (the "Plant")


     With reference to the agreement referred to in the subject matter and to the agreement signed on the date hereof by and between Ecoidea S.r.l., Electronic Solar S.r.l, European Waste Solution Inc., L&R Energy Company LLC and Nathaniel Energy Corp., relating to the achievement of the entry into exercise of the Plant within 31 July 2004, we hereby agree that, being understood that the first entry into exercise of the first line of the Plant stall occur within 31 July 2004, as already agreed between the parties and in line with the prescriptions of the Resolution of the Region Veneto No. 2926 dated 3 October 2003, the term for the supply and start-up of the Plant, as provided for in the agreement referred to in the subject matter, is postponed until 30 September 2004.

     As a consequence of the above, any claim for damages, indemnities, reimbursements, liquidated damages for delay in the supply and start-up of the Plant may be exercised only in case of a delay commencing on 1 October 2004.

     Any other provision of the agreement referred to in the subject matter, as well as of the agreement entered into on the date hereof which is not expressly amended herewith shall remain unchanged, including each and all the guarantees on the operation of the Plant and its successful start-up.


                                                    /s/ Richard L. Franks
                                                    ----------------------------
                                                    L&R ENERGY COMPANY LLC
                                                    Richard L. Franks
                                                    Member


For confirmation and acceptance:


/s/ Dennis W. Pungitore
-----------------------------------
NATHANIEL ENERGY CORPORATION
Dennis W. Pungitore, Vice President Operations